UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

Shire plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	+353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2016, Shire plc (“Shire”) held a general meeting of shareholders (the “General Meeting”) in connection with approval of the resolutions required to implement the proposed merger between Shire, Baxalta Incorporated, and BearTracks, Inc., a wholly owned subsidiary of Shire, which was previously announced in a Current Report on Form 8-K dated January 11, 2016.

Shire has issued a press release announcing the results of the General Meeting, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

99.1	Press Release dated May 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ W R Mordan
	Name:	Bill Mordan
	Title:	Company Secretary

Dated: May 27, 2016

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 27, 2016